UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 7, 2011

STREAM GLOBAL SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33739	26-0420454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 William Street, Suite 310, Wellesley, Massachusetts		02481
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (781) 304-1800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 7, 2011, Stream Global Services, Inc. (the “Company”) issued a press release announcing that it had commenced a consent solicitation with respect to proposed amendments to the indenture governing the Company’s outstanding $200 million in aggregate principal amount of 11.25% Senior Secured Notes Due 2014. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

See the Exhibit Index attached to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STREAM GLOBAL SERVICES, INC.
Date: December 7, 2011
	By:	/s/ Matthew A. Ebert
	Name:	Matthew A. Ebert
	Title:	General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Stream Global Services, Inc. on December 7, 2011

4